UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2019
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Twin River Worldwide Holdings, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation)	001-38850 (Commission File Number)	20-0904604 (I.R.S. Employer Identification Number)
100 Twin River Road Lincoln, Rhode Island 02865 (Address and zip code of principal executive offices)
(401) 475-8474
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒
Securities registered pursuant to Section 12 (b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	TRWH	New York Stock Exchange

Item 1.01 Entry into a Material Definitive Agreement.

On July 10, 2019, Twin River Worldwide Holdings, Inc., a Delaware corporation (the “Company”) entered into an Equity Purchase Agreement (the “Purchase Agreement”) by and among Eldorado Resorts, Inc., a Nevada corporation (“ERI”), Isle of Capri Casinos LLC, a Delaware limited liability company (“IOC”), IOC-Vicksburg, Inc., a Delaware corporation (“IOC Vicksburg”), IOC-Vicksburg, L.L.C., a Delaware limited liability company (“Vicksburg LLC”) (each of IOC, IOC Vicksburg and Vicksburg LLC a “Seller” and collectively the “Sellers”), Rainbow Casino Vicksburg Partnership, L.P., a Mississippi limited partnership (“Rainbow”) and IOC-Kansas City, Inc., a Missouri corporation (“IOC Kansas City”) (each of Rainbow and IOC Kansas City an “Acquired Company”), Twin River Management Group, Inc., a Delaware corporation (“TRMG”), and Premier Entertainment Vicksburg, LLC, a Delaware limited liability company and wholly owned subsidiary of TRMG (“Buyer Sub”) (each of TRMG and Buyer Sub a “Buyer” and collectively the “Buyers”). Pursuant to the terms of the Purchase Agreement, the Buyers have agreed to acquire all of the outstanding equity securities of the Acquired Companies (the “Proposed Transaction”) for an aggregate purchase price of $230,000,000 in cash, subject to certain customary post-closing adjustments (the “Purchase Price”).

The Proposed Transaction is conditioned upon the satisfaction of customary closing conditions, including, among others,: (1) expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”); (2) receipt of required regulatory approvals, including applicable gaming regulatory approvals; (3) the accuracy of the representations and warranties of each party to the Purchase Agreement as of the closing; (4) the performance in all material respects by the parties of their respective covenants under the Purchase Agreement; (5) receipt of specified third party consents; and (6) in the case of the Acquired Companies, the absence of any material adverse effect since the date of the Purchase Agreement.

The Purchase Agreement contains customary representations and warranties and covenants (including with respect to post-closing indemnification) from the Acquired Companies as well as the Buyers, ERI and the Company. In addition, the Purchase Agreement contains certain termination rights, pursuant to which either party, in certain circumstances, may terminate the Purchase Agreement, including (i) if there is a final determination by the applicable gaming authority not to issue the gaming approvals required to consummate the Proposed Transaction, or either Buyer withdraws its application for any such gaming approvals in response to a likely or impending denial of such approvals; (ii) there is a final, non-appealable order preventing the consummation of the Proposed Transaction; and (iii) in the event that the Proposed Transaction has not been consummated by July 10, 2020 (the “Outside Date”), subject to two 30-day extensions that may be exercised by either party in the event that all of the conditions to closing have been satisfied other than receipt of required HSR Act and/or gaming approvals, and an additional extension until December 24, 2020 which may be exercised by ERI if the Proposed Transaction has not yet closed as of the Outside Date after giving effect to the two 30-day extensions and all of the conditions to closing have been satisfied other than receipt of required HSR Act and/or gaming approvals and there remains a reasonable likelihood that ERI’s proposed combination with Caesars Entertainment Corporation (“Caesars”) will be consummated by December 24, 2020. If the Purchase Agreement is terminated because the Company fails to obtain applicable antitrust approvals or gaming regulatory approvals or, in certain circumstances upon the occurrence of the Outside Date, the Company may be required to pay ERI a termination fee of $8,050,000. This termination fee would not be owed by the Company if the Buyers are not otherwise in material breach of their obligations under Section 4.4 of Purchase Agreement and the Proposed Transaction is not consummated by the Outside Date (as that date may be extended) due to a failure to obtain a gaming or other regulatory approval necessary to consummate the Proposed Transaction that is primarily caused by the failure of ERI or Caesars or any of their affiliates, to receive any regulatory or governmental approvals or approvals of a gaming authority necessary to consummate ERI’s proposed combination with Caesars.

A copy of the Purchase Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the full text of the Purchase Agreement.

Forward-Looking Statements

This communication contains “forward-looking” statements as that term is defined in Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended and the Private Securities Litigation Reform Act of 1995. All statements, other than historical facts, including future financial and operating results and the Company’s plans, objectives, expectations and intentions, legal, economic and regulatory conditions, the expected timing and the ability of the parties to consummate the Proposed Transaction considering the various closing conditions are forward-looking statements. Forward-looking statements are sometimes identified by words like “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “overestimate,” “underestimate,” “believe,” “could,” “project,” “predict,” “continue,” “target” or other similar words or expressions. Forward-looking statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-

looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, (1) that one or more closing conditions to the Proposed Transaction, including certain regulatory approvals, may not be satisfied or waived, on a timely basis or otherwise, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the Proposed Transaction or may require conditions, limitations or restrictions in connection with such approvals; (2) the risk that the Proposed Transaction may not be completed on the terms or in the time frame expected, or at all; (3) unexpected costs, charges or expenses resulting from the Proposed Transaction; (4) the occurrence of any event that could give rise to the termination of the Proposed Transaction, including under circumstances that require the Company to pay the reverse termination fee; (5) risks related to the acquisition of the Acquired Companies and the integration of the businesses and assets acquired; (6) the financial performance of the Acquired Companies; (7) potential adverse reactions or changes to business or employee relationships, including those resulting from the completion of the Proposed Transaction; (8) the possibility that the anticipated operating results and other benefits of the Proposed Transaction are not realized when expected or at all; (9) local risks including proximate competition, potential competition, legislative risks and local relationships; (10) risks associated with increased leverage from the Proposed Transaction; (11) the inability of the Company to implement its anticipated capital improvements to the Kansas City property on a timely basis or at all; and (12) other risk factors as detailed under Part I. Item 1A. “Risk Factors” of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 as filed with the Securities and Exchange Commission on April 1, 2019.

Any forward-looking statements speak only as of the date of this communication. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information or developments, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Item 7.01    Regulation FD.

On July 10, 2019, the Company issued a press release announcing the Proposed Transaction described in Item 1.01 above. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
2.1*
Equity Purchase Agreement dated as of July 10, 2019, by and among Isle of Capri Casinos LLC, IOC-Vicksburg, Inc. and IOC-Vicksburg, L.L.C., Rainbow Casino Vicksburg Partnership, L.P., IOC-Kansas City, Inc., Twin River Management Group, Inc., Premier Entertainment Vicksburg, LLC, and, solely for purposes of Section 1.5, Section 4.17, Section 4.21, Section 4.22 and Section 8.19, Eldorado Resorts, Inc., and solely for purposes of Section 1.5 and Section 8.20, Twin River Worldwide Holdings, Inc.

99.1	Press release dated July 11, 2019
* The Company has omitted schedules and similar attachments to the subject agreement pursuant to Item 601(b) of Regulation S-K. The Company will furnish a copy of any omitted schedule or similar attachment to the SEC upon request and hereby undertakes to furnish supplemental copies of any of the omitted schedules or similar attachments upon request by the SEC; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any schedules or attachments so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWIN RIVER WORLDWIDE HOLDINGS, INC.
By:	/s/ Stephen H. Capp
Name:	Stephen H. Capp
Title:	Executive Vice President and Chief Financial Officer

Date: July 11, 2019